August 6, 2015

Supplement to the Currently Effective Summary Prospectus, Prospectus and

Statement of Additional Information of:

Deutsche X-trackers Regulated Utilities ETF

Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF

On August 6, 2015, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Deutsche X-trackers Regulated Utilities ETF and Deutsche X-trackers Solactive Investment Grade Subordinated Debt ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). After the close of business on September 9, 2015, the Liquidating Funds will no longer accept creation orders and the final day of trading on the NYSE Arca exchange will be September 9, 2015. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about September 21, 2015.

When each Liquidating Fund commences liquidation of its portfolio securities, a Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on September 10, 2015 and September 21, 2015, because shares will not be traded on NYSE Arca, Inc. (“NYSE”), we cannot assure you that there will be a market for your shares.

Shareholders may sell their holdings of a Liquidating Fund on the NYSE until the market close on September 9, 2015, and may incur typical transaction fees from their broker-dealer. If you still hold shares on September 21, 2015, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

If you have additional questions, please call 1-866-369-4617.

Please retain this supplement for future reference.